Financial Operational Review

October 21, 2015

CFO, John Nolan

DETERMINE™

Forward Looking Statements

Certain statements in this release and elsewhere by Determine are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements about business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to the fluctuations in demand for Determine's products and services; government policies and regulations, including, but not limited to those affecting the Company's industry. Determine undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company's most recent Form 10-K, filed by the Company with the Securities and Exchange Commission.

Introducing - John Nolan:

- 20+ Years in Senior Finance, Operations + Management positions, in the technology and services sectors
- Most recent experience:
  - President, Quadel Consulting in Washington, DC
  - Joined Quadel in 2006 as CFO, became COO in 2011 and President in 2013
- MCI Communications:
  - VP, Corporate Finance
  - VP, MCI Tracking Stock
  - VP, Mass Markets FP&A
- IBM, Main Frame Division, Cost Accountant

Summary Income Statement

DETERMINE™

$'000s	Q2'F15	Q3'F15	Q4'F15	Q1'F16
Revenue	5,203	5,984	5,929	6,215
Cost of sales	3,851	3,083	2,970	2,907
Gross profit	1,352	2,901	2,959	3,308
GM%	26%	48%	50%	53%
Research and development	997	1,130	803	588
Sales and marketing	3,611	3,354	3,506	3,442
General and administrative	2,211	2,005	1,432	1,835
Acquisition related costs	145	320	1,033	237
Impairment of software development costs	-	-	340	-
Total operating expenses	6,964	6,810	7,114	6,102
Loss from operations	(5,613)	(3,909)	(4,155)	(2,794)
Interest and other income (expense), net	(28)	68	(111)	(148)
Net loss before income tax	(5,640)	(3,841)	(4,266)	(2,942)
Benefit (provision) for income taxes	2,950	-	-	-
Consolidated net loss	(2,690)	(3,841)	(4,266)	(2,942)
Reconciliation to non-GAAP net loss*	(777)	1,711	2,491	1,423
Non-GAAP net loss	(3,468)	(2,130)	(1,775)	(1,519)
Basic and diluted net loss per share	($0.35)	($0.49)	($0.53)	($0.32)
Non-GAAP basic and diluted net loss per share	($0.45)	($0.27)	($0.22)	($0.17)
Weighted average shares outstanding (millions)	7.7	7.8	8.0	9.2

* adjustment for stock-based comp, severance, acquisition related, amortization of intangibles, impairment of development costs, tax benefit, deferred revenue adjustment. Refer to appendix for reconciliation of GAAP to Non-GAAP net loss.
Refer to appendix for reconciliation of GAAP to Non-GAAP net loss.

Balance Sheet

ASSETS		LIABILITIES	
Current assets		Current liabilities	
Cash and equivalents	11,296	Credit facility	6,857
AR	4,861	AP	1,593
Prepaids	1,561	Accrued payroll	1,320
Total current assets	17,718	Other accrued	1,709
		Deferred revenue	8,232
Property and equipment, net	224	Total current liabilities	19,711
Capitalized software	2,493		
Goodwill	7,702	Long-term deferred revenue	15
Intangibles, net	6,104	Convertible note	2,905
Other	495	Other	162
Total assets	34,736	Total liabilities	22,793
		Stockholder's equity	11,943
		Total liabilities and equity	34,736

*As of June 30, 2015
excludes b-pack

DETERMINE™

Determine Shares Outstanding Analysis: Pre/Post b-pack acquisition

	Acquisition of b-pack	
	Pre	Post
Total common shares outstanding*, June 30, 2015:	9,314	11,155
Market Cap @ $4.50 (closing price October 19, 2015)	$41.9M	$50.2M
Fully diluted common shares*:	14,400	16,942

*Shares in thousands

Q2'F16 Bookings Up 34% vs Year-ago Quarter



$1.4M
$1.2M
$1.0M
$0.8M
$0.6M
$0.4M
$0.2M
$0.0M
$0.1M
$0.1M
$0.5M
$0.8M
$0.9M
$1.0M
$1.2M
$1.0M
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

*Q2 '16 includes b-pack

Bookings are an operating measure not derived from the Company's revenues or any other amounts presented in accordance with GAAP in the Company's statement of income, balance sheet or statement of cash flows or other equivalent statements.

Non-GAAP Gross Profit Trend:



60%
55%
50%
45%
40%
35%
30%
42.5%
55.6%
55.3%
57.5%
Q2 2015
Q3 2015
Q4 2015
Q1 2016

*Adjusted for stock-based compensation, severance, amortization of intangibles, acquisition related deferred revenue. Refer to appendix for reconciliation of GAAP to Non-GAAP gross profit.

Non-GAAP Operating Expenses:


$6.5M
$6.0M
$5.5M
$5.0M
$4.5M
$4.0M
$3.5M
$3.0M
$6.1M
$5.7M
$5.0M
$5.0M
Q2 2015
Q3 2015
Q4 2015
Q1 2016

*Adjusted for stock-based compensation, severance, acquisition related costs, amortization of intangibles, impairment of development costs. Refer to appendix for reconciliation of GAAP to Non-GAAP operating expenses.

Next Steps / Coming Weeks:

- Complete the b-pack integration process
- Detailed analysis of corporate expenditures
- Analyze customer lifetime profitability
- Review pricing and deal flow process to support profitable revenue growth

Appendix

DETERMINE™

Reconciliation of GAAP to Non-GAAP Net Loss

DETERMINE™

$'000s	Q2'F15	Q3'F15	Q4'F15	Q1'F16
GAAP Net Loss	**(2,690)**	**(3,841)**	**(4,266)**	**(2,942)**
Stock compensation	705	665	585	578
Severance	10	46	28	197
Restructuring & Acquisition Related	145	320	1,033	237
Amortization on Intangibles	349	349	349	349
Impairment of software development costs	-	-	340	-
Tax Provision(Benefit)	(2,950)	-	-	-
Deferred revenue adjustment	964	332	156	63
Less: Non-GAAP Earning Adjustment*	(777)	1,711	2,491	1,423
Non GAAP net income/(loss)*	**(3,468)**	**(2,130)**	**(1,775)**	**(1,519)**

* adjustment for stock-based comp, severance, acquisition related, amortization of intangibles, impairment of development costs, tax benefit, deferred revenue adjustment.

Reconciliation of GAAP to Non-GAAP Gross Profit

DETERMINE™

$'000s	Q2'F15	Q3'F15	Q4'F15	Q1'F16
GAAP Gross Profit	**1,352**	**2,901**	**2,959**	**3,308**
Stock compensation	144	104	85	63
Severance	-	18	9	17
Restructuring & Acquisition Related	-	-	-	-
Amortization on Intangibles	158	158	158	158
Impairment of software development costs	-	-	-	-
Deferred revenue adjustment	964	332	156	63
Non-GAAP Adjustment*	1,267	613	408	301
Non GAAP Gross Profit*	**2,618**	**3,513**	**3,366**	**3,609**

* Adjustment for stock-based comp, severance, acquisition related, amortization of intangibles, impairment of development costs, deferred revenue adjustment.

Reconciliation of GAAP to Non-GAAP Gross Margin

DETERMINE™

$'000s	Q2'F15	Q3'F15	Q4'F15	Q1'F16
GAAP Revenue	**5,203**	**5,984**	**5,929**	**6,215**
Deferred revenue adjustment	964	332	156	63
Non GAAP Revenue	6,167	6,316	6,085	6,278
GAAP Gross Profit	**1,352**	**2,901**	**2,959**	**3,308**
Gross Profit adjustment*	1,267	613	408	301
Non GAAP Revenue	2,618	3,513	3,366	3,609
GAAP Gross Margin	26.0%	48.5%	49.9%	53.2%
Impact of Non-GAAP Adjustments	16.5%	7.2%	5.4%	4.3%
Non GAAP Gross Margin	42.5%	55.6%	55.3%	57.5%

* Adjustment for stock-based comp, severance, amortization of intangibles, deferred revenue adjustment.

Refer to separate schedule for reconciliation of GAAP to Non-GAAP gross profit.

Reconciliation of GAAP to Non-GAAP Operating Expense

$'000s	Q2'F15	Q3'F15	Q4'F15	Q1'F16
GAAP Operating Expense	**6,964**	**6,810**	**7,114**	**6,102**
Stock compensation	561	561	500	515
Severance	10	27	20	180
Restructuring & Acquisition Related	145	320	1,033	237
Amortization on Intangibles	190	190	190	190
Impairment of software development costs	-	-	340	-
Deferred revenue adjustment	-	-	-	-
Non-GAAP Adjustment*	906	1,098	2,083	1,123
Non GAAP Operating Expense*	**6,058**	**5,712**	**5,031**	**4,979**

* Adjustment for stock-based comp, severance, acquisition related, amortization of intangibles, impairment of development costs, deferred revenue adjustment.

Thank You

DETERMINE™